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                                                       EXHIBIT 11

                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports" and "General Information - Independent Auditors" and to the use of our report dated December 8, 1995, in this Registration Statement (Form N-1A 811-8776) of Alliance All-Asia Investment Fund, Inc.


                             /s/ Ernst & Young LLP

                             ERNST & YOUNG LLP

New York, New York
January 25, 1996


































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